UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2023

IronNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39125	83-4599446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place, Suite 400

McLean, VA 22102

(Address of principal executive offices, including zip code)

(443) 300-6761

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

On September 2, 2023, as a result of the liquidity position of IronNet, Inc. (the “Company”), the Company’s board of directors authorized the Company to furlough almost all of the Company’s employees and to substantially curtail the Company’s business operations until such time that the Company has sufficient operating liquidity to rehire a portion of the furloughed employees and resume business operations (the “Furlough”). During the Furlough, however, the Company retained several employees to ensure there were no service interruptions. As a result of the Furlough, the Company may lose customers, which would have a material adverse impact on the Company’s business, results of operations and financial condition. The board of directors of the Company is continuing to evaluate strategic alternatives, including potentially seeking bankruptcy protection.

Item 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information under “Introduction” of this Current Report is incorporated by reference into this Item 2.04.

The Furlough and related cessation of business operations constitute events of default under the Company’s outstanding indebtedness for borrowed money, including (collectively, the “Outstanding Indebtedness”):

•

the senior unsecured convertible note issued to 3i, LP (“3i”) on September 15, 2022 in the principal amount of $7,553,333.33 (the “3i Note”) and the other transaction documents entered into in connection therewith, including the Securities Purchase Agreement and Registration Rights Agreement dated September 14, 2022 (the “3i Transaction Documents”);

•

the various secured promissory notes and convertible secured promissory notes issued to affiliates of C5 Capital Limited (“C5”) in the aggregate principal amount of $15,075,000 outstanding as of September 4, 2023, and the amended and restated security agreement related thereto, and with respect to an additional $300,000 advanced to the Company by an affiliate of C5 on August 31;

•

the secured promissory notes issued in December 2022, April 2023, May 2023 and August 29, 2023 to a total of eight lenders, including seven lenders who are either directors of the Company or entities affiliated with directors of the Company in the aggregate principal amount of $8,475,000 outstanding as of September 4, 2023, and the amended and restated security agreement related thereto; and

•	the secured promissory note dated July 21, 2023 issued to Korr Acquisitions Group, Inc. in the aggregate principal amount of $500,000 outstanding as of September 4, 2023

As a result of such events of default, the holders of the Outstanding Indebtedness shall have such rights arising under the applicable promissory notes, the other transaction documents and applicable law (including, if appliable, the ability to accelerate and demand payment). The Company currently does not have the ability to satisfy its debts and related obligations, including with respect to any current or future defaults under the Outstanding Indebtedness.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 1, 2023, Robert LaPenta Jr. notified the Company of his resignation from the Company’s Board of Directors (the “Board”), effective immediately. Mr. LaPenta’s decision to resign from the Board is not the result of any disagreement with the Company with respect to any matter relating to the Company’s operations, policies or practices. The Company thanks Mr. LaPenta for his service on the Board.

Item 8.01.	Other Events.

The information set forth under “Introduction” and in Item 2.04 of this Current Report are incorporated by reference into this Item 8.01.

In the absence of additional sources of liquidity, the Company’s existing cash and cash equivalents and anticipated cash flows from operations are not sufficient to meet the Company’s operating and liquidity needs.

In the event that additional sources of liquidity do not become available to the Company, the Company may need to file a voluntary petition for relief under the United States Bankruptcy Code in order to implement a plan of reorganization, court-supervised sale and/or liquidation. Furthermore, in the event the Company is unable to pursue bankruptcy protection under Chapter 11 of the United States Bankruptcy Code, it may be necessary to pursue bankruptcy protection under Chapter 7 of the United States Bankruptcy Code, in which case a Chapter 7 trustee would be appointed or elected to liquidate the Company’s assets for distribution in accordance with the priorities established by the United States Bankruptcy Code. The Company expects that liquidation under Chapter 7 would result in significantly smaller distributions being made to stakeholders than those it might obtain under Chapter 11 primarily because of the likelihood that the Company’s assets would have to be sold or otherwise disposed of by a Chapter 7 trustee in a distressed fashion over a short period of time rather than sold by existing management as a going concern business. In the event that the Company pursues bankruptcy protection under Chapter 7, the Company’s material business activities will cease, and the Company will no longer have the capability to prepare financial statements and other disclosures required for periodic reports for filing with the Securities and Exchange Commission. The Company expects that no distributions would be available for stockholders in a Chapter 7 liquidation.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements, including statements with respect to the Company’s pursuit of bankruptcy protection. Forward-looking statements generally relate to future events and can be identified by terminology such as “may,” “should,” “could,” “might,” “plan,” “possible,” “strive,” “budget,” “expect,” “intend,” “will,” “estimate,” “believe,” “predict,” “potential,” “pursue,” “aim,” “goal,” “mission,” “anticipate” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the Company’s ability to secure additional sources of liquidity and any proceedings, demands, actions, lawsuits and other claims that potentially could be made by the holders of the Outstanding Indebtedness, the Company’s and its subsidiaries’ other creditors and the Company’s other securityholders, and the risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2023, and other documents filed by the Company from time to time with the SEC. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONNET, INC.

	By:	/s/ Cameron D. Pforr
Date: September 5, 2023		Cameron D. Pforr
President & Chief Financial Officer